Exhibit 10.59

EXECUTION

AMENDMENT NO. 3 TO

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 3, dated as of March 13, 2014 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

The Buyer, the Seller and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of May 3, 2013 (as amended by Amendment No. 1, dated as of September 5, 2013 and Amendment No. 2, dated as of January 10, 2014, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and the related Pricing Side Letter, dated as of May 3, 2013 (as amended from time to time, the “Pricing Side Letter”).  The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as of August 14, 2009, as the same may be further amended from time to time, by the Guarantor in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1                               deleting the definitions of “Mortgage Loan” and “Wet-Ink Mortgage Loan” in their entirety and replacing them with the following:

“Mortgage Loan” means any Conforming Mortgage Loan, FHA Loan, VA Loan, Jumbo Mortgage Loan, Conforming High CLTV Loan, FHA 203(k) Loan, USDA Loan, GNMA Loan or Pooled Mortgage Loan which is a fixed or floating rate, one to four family residential mortgage loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof; provided, however, that, except with respect to Conforming High CLTV Loans and as expressly approved in writing by Buyer, Mortgage Loans shall not include any High Cost Mortgage Loans and; provided, further, that the related Purchase Date is no more than sixty (60) days following the origination date except with respect to (i) any Mortgage Loan that is transferred to Seller from PennyMac Corp., in which case the related Purchase Date is no more than one hundred twenty (120) days following the origination date, and (ii) any Mortgage Loan that is a GNMA Loan.

“Wet-Ink Mortgage Loan” means a Mortgage Loan which Seller is selling to Buyer simultaneously with the origination thereof or in the case of a GNMA Loan, Seller is selling to Buyer simultaneously with the purchase of such Mortgage Loan from a GMNA Security.

1.2                               adding the following definitions in their proper alphabetical order:

“GNMA Loan” means any Purchased Mortgage Loan that is subject to a Transaction hereunder and was purchased from a GNMA Security in accordance with the terms of the GNMA Guide.

“GNMA Guide” means the GNMA Mortgage-Backed Securities Guide, Handbook 5500.3, Rev. 1, as amended from time to time, and any related announcements, directives and correspondence issued by GNMA.

“GNMA Security” means a mortgage-backed security guaranteed by GNMA pursuant to the GNMA Guide.

1.3                               All references to “Maximum Aggregate Purchase Price” shall be deemed to refer to “Maximum Committed Purchase Price”.

SECTION 2.                            Covenants.  Section 14 of the Existing Repurchase Agreement is hereby amended by deleting section (f) in its entirety and replacing it with the following:

f.                                        Servicer; Asset Tape.  Upon the occurrence of any of the following (a) the occurrence and continuation of an Event of Default, (b) within two (2) Business Days following any Purchased Mortgage Loan becoming an Aged Loan, (c) the fifth (5th) Business Day of each month, (d) with respect to Transactions the subject of which are GNMA Loans, the third (3rd) Business Day following the related Purchase Date, or (e) within two (2) Business Days following the request of Buyer, Seller shall cause Servicer to provide to Buyer, electronically, in a format mutually acceptable to Buyer and Seller, an Asset Tape by no later than the date requested.  Seller shall not cause the Mortgage Loans to be serviced by any servicer other than a servicer expressly approved in writing by Buyer, which approval shall be deemed granted by Buyer with respect to Seller with the execution of this Agreement.

SECTION 3.                            Representations and Warranties.  Schedule 1 of the Existing Repurchase Agreement is hereby amended by deleting clause (jj) in its entirety and replacing it with the following:

(jj)                                Origination Date.  The Purchase Date is no more than sixty (60) days following the origination date except with respect to (i) a Mortgage Loan that is transferred to Seller from PennyMac Corp., in which case the Purchase Date is no more than one hundred twenty (120) days following the origination date, and (ii) a Mortgage Loan that is a GNMA Loan.

SECTION 4.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1                               Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor;

(b)                                 Amendment No. 2 to that certain Pricing Side Letter, dated as of the date hereof, executed and delivered by duly authorized officers of the Buyer, the Seller and the Guarantor; and

(c)                                  such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5.                            Representations and Warranties.  Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 6.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8.                            Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.                         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 10.                     Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Buyer

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

PennyMac Loan Services, LLC, as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Private National Mortgage Acceptance Company, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 3 to Amended and Restated Master Repurchase Agreement